Exhibit 99.2

COLUMBIA EQUITY TRUST, INC.
Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2005

	Pro Forma
	Columbia Equity			Pro Forma
	Trust, Inc.			Balance
	Prior to			Sheet
	Acquisition of	Acquisition of		Reflecting
	Lee Road	Lee Road		Acquisition
ASSETS
Real estate, net	$88,589,000	$21,248,000	(1)	$109,837,000
Cash and cash equivalents	68,135,000	(24,052,000)	(3)	44,083,000
Accounts and other receivables	149,000	22,000	(2)	171,000
Furniture, fixtures and equipment, net	25,000	—		25,000
Investments in real estate entities	44,892,000	—		44,892,000
Intangible assets	13,445,000	3,015,000	(1)	16,460,000
Other assets	520,000	—		520,000

Total assets	$215,755,000	$233,000		$215,988,000

LIABILITIES AND OWNERS’ EQUITY
LIABILITIES
Accounts payable and accrued expenses	$701,000	$25,000	(2)	$726,000
Notes payable	19,000,000	—		19,000,000
Deferred liabilities	1,079,000	—		1,079,000
Other liabilities	1,097,000	208,000	(2)	1,305,000

Total liabilities	21,877,000	233,000		22,110,000

MINORITY INTERESTS	14,282,000	—		14,282,000

OWNERS’ EQUITY
Common stock and paid-in capital	175,942,000	—		175,942,000
Accumulated equity	3,654,000	—		3,654,000
Total owners’ equity	179,596,000	—		179,596,000

TOTAL LIABILITIES AND OWNERS’ EQUITY	$215,755,000	$233,000		$215,988,000

See Notes to Pro Forma Condensed Combined Balance Sheet.

Notes to Pro Forma Condensed Combined Balance Sheet

Basis of Presentation

The unaudited Pro Forma Condensed Combined Balance Sheet of Columbia Equity Trust, Inc. (the “Company”) as of June 30, 2005 reflects the acquisition of the property known as 14700 Lee Road (“Lee Road”) as if the purchase had occurred on June 30, 2005. The pro forma balance sheet of the Company prior to the acquisition of Lee Road has been derived from the unaudited pro forma condensed combined balance sheet included in the Company’s report on Form 10-Q as filed on August 15, 2005. This pro forma balance sheet reflects completion of the Company’s initial public offering, its formation transactions and the repayment of debt.

Information regarding the Company’s historical operations, organizational structure, initial public offering, formation transactions and repayment of debt is provided in more detail in the prospectus dated June 28, 2005 and included in the Company’s Registration Statement on Form S-11 (Registration No. 333-122644).

Notes and Management Assumptions

1.	The acquisition of Lee Road was accounted for using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations.” The fair value of the real estate acquired was determined on an “as if vacant” basis and the cost of the property was allocated between land, building, acquired tenant improvements, the value of tenant relationships, acquired in-place leases and the value of above and below market leases.

2.	Represents other assets and liabilities acquired as part of the purchase of Lee Road.

3.	Represents adjustment to reflect cash used to acquire Lee Road.

COLUMBIA EQUITY TRUST, INC.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Months Ended June 30, 2005

	Pro Forma
	Columbia Equity			Pro Forma
	Trust, Inc.			Statement of
	Prior to			Operations
	Acquisition of	Acquisition of		Reflecting
	Lee Road	Lee Road		Acquisition
Revenues
Rental	$6,176,000	$1,074,395	(1)	$7,250,395
Fee income	784,000	—		784,000

Total revenues	6,960,000	1,074,395		8,034,395

Operating expenses
Operating and other	2,309,000	265,715		2,574,715
General and administrative	3,477,000	1,860		3,478,860
Depreciation and amortization	2,346,000	362,154	(2)	2,708,154
Total operating expenses	8,132,000	629,729		8,761,729
Loss from operations	(1,172,000)	444,666		(727,334)
Other income (expense)
Interest income	20,000	—		20,000
Interest expense	(474,000)	—		(474,000)
Equity in net income of
real estate entities	(237,000)	—		(237,000)
Minority interest	137,000	(32,772)	(3)	104,228

Loss before income taxes	(1,726,000)	411,894		(1,314,106)
Provision for income taxes	—	—		—

Net loss	$(1,726,000)	$411,894		$(1,314,106)

Net loss per common share — Basic	$(0.12)			$(0.09)

Weighted average shares of common
stock outstanding — Basic	14,965,779			14,965,779

Net loss per common share — Diluted	$(0.12)			$(0.09)

Weighted average shares of common
stock outstanding — Diluted	14,965,779			14,965,779

See Notes to Pro Forma Condensed Combined Statements of Operations.

COLUMBIA EQUITY TRUST, INC.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2004

	Pro Forma
	Columbia Equity			Pro Forma
	Trust, Inc.			Statement of
	Prior to			Operations
	Acquisition of	Acquisition of		Reflecting
	Lee Road	Lee Road		Acquisition
Revenues
Rental	$7,606,000	$2,110,976	(1)	$9,716,976
Fee income	957,000	—		957,000

Total revenues	8,563,000	2,110,976		10,673,976

Operating expenses
Operating and other	2,986,000	478,357		3,464,357
General and administrative	4,120,000	8,876		4,128,876
Depreciation and amortization	7,442,000	724,308	(2)	8,166,308

Total operating expenses	14,548,000	1,211,541		15,759,541

Loss from operations	(5,985,000)	899,435		(5,085,565)
Other income (expense)
Interest income	16,000	—		16,000
Interest expense	(950,000)	—		(950,000)
Equity in net income of
real estate entities	645,000	—		645,000
Minority interest	550,000	(69,077)	(3)	480,923

Loss before income taxes	(5,724,000)	830,358		(4,893,642)
Provision for income taxes	7,000	—		7,000

Net loss	$(5,731,000)	$830,358		$(4,900,642)

Net loss per common share — Basic	$(0.38)			$(0.33)

Weighted average shares of common
stock outstanding — Basic	14,965,919			14,965,919

Net loss per common share — Diluted	$(0.38)			$(0.33)

Weighted average shares of common
stock outstanding — Diluted	14,965,919			14,965,919

See Notes to Pro Forma Condensed Combined Statements of Operations.

Notes to Pro Forma Condensed Combined Statements of Operations

Basis of Presentation

The unaudited Pro Forma Condensed Combined Statements of Operations of Columbia Equity Trust, Inc. (the “Company”) for the six months ended June 30, 2005 and the year ended December 31, 2004 reflect the acquisition of the property known as 14700 Lee Road (“Lee Road”) as if the purchase had occurred on January 1, 2004 for the year ended December 31, 2004 and on January 1, 2005 for the six months ended June 30, 2005. The pro forma statement of operations of the Company, prior to the acquisition of Lee Road, for the six months ended June 30, 2005 has been derived from the unaudited pro forma condensed combined statement of operations included in the Company’s quarterly report on Form 10-Q as filed on August 15, 2005. The pro forma statement of operations of the Company, prior to the acquisition of Lee Road, for the year ended December 31, 2004 has been derived from the unaudited pro forma condensed combined statement of operations included in the Company’s Form S-11 Registration Statement on Form S-11 dated June 28, 2005. These pro forma statements of operations reflect completion of the Company’s initial public offering, its formation transactions and repayment of debt.

Information regarding the Company’s historical operations, organizational structure, initial public offering, formation transactions and repayment of debt is provided in more detail in the prospectus included in the Company’s Registration Statement on Form S-11 (Registration No. 333-122644).

Notes and Management Assumptions

1.	Includes amortization of the intangible asset relating to the above market lease over the remaining life of the lease.

2.	Reflects depreciation expense over 40 years based on the acquisition cost allocated to the building and improvements and amortization of the values allocated to acquired tenant improvements and the acquired in-place leases and acquired tenant relationships over the remaining respective lease terms.

3.	Reflects allocation of operating results to minority holders of units of the operating partnership.